Impairment Of Long-Lived Assets And Other Lease Charges	12 Months Ended
Jan. 01, 2012
Asset Impairment Charges [Abstract]
Impairment Of Long-Lived Assets And Other Lease Charges
Impairment of Long-Lived Assets and Other Lease Charges
The Company reviews its long-lived assets, principally property and equipment, for impairment at the restaurant level. If an indicator of impairment exists for any of its assets, an estimate of undiscounted future cash flows over the life of the primary asset for each restaurant is compared to that long-lived asset’s carrying value. If the carrying value is greater than the undiscounted cash flow, the Company then determines the fair value of the asset and if an asset is determined to be impaired, the loss is measured by the excess of the carrying amount of the asset over its fair value plus any lease liabilities to be incurred for non-operating restaurants, net of any estimated sublease recoveries.
The Company determined the fair value of restaurant equipment, for those restaurants reviewed for impairment, based on current economic conditions and the Company’s history of using these assets in the operation of its business. These fair value asset measurements rely on significant unobservable inputs and are considered Level 3 in the fair value hierarchy. The Level 3 assets measured at fair value associated with impairment charges recorded in 2011 totaled $0.1 million at January 1, 2012.

During the year ended January 1, 2012, January 2, 2011 and January 3, 2010, the Company recorded impairment charges of $1.3 million, $0.7 million and $0.5 million, respectively for certain underperforming restaurants.